UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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TGC Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TGC INDUSTRIES, INC.

1304 Summit Avenue, Suite 2

Plano, Texas 75074

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 6, 2006

To Shareholders of

TGC INDUSTRIES, INC.:

The annual meeting of the shareholders of TGC Industries, Inc. (the “Company”) will be held at The University Club, One West 54th Street, New York, New York on June 6, 2006, at 10:00 A.M., Eastern Time, for the following purposes:

1.                                       To elect six (6) directors to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified;

2.                                       To approve the Company’s 2006 Stock Awards Plan;

3.                                       To ratify the selection of Lane Gorman Trubitt, L.L.P. as Independent Registered Public Accounting Firm; and

4.                                       To transact such other business as may properly come before the meeting and any adjournment thereof.

Information regarding matters to be acted upon at this meeting is contained in the accompanying Proxy Statement. Only shareholders of record at the close of business on April 10, 2006, are entitled to notice of and to vote at the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, sign, and return promptly the enclosed proxy in the accompanying addressed envelope for which postage is prepaid. You may revoke the proxy at any time before the commencement of the meeting.

By Order of the Board of Directors:

Kenneth W. Uselton
Secretary

Plano, Texas

May 5, 2006

IMPORTANT

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS — June 6, 2006

SOLICITATION OF PROXIES

This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the management of TGC Industries, Inc. (the “Company” or “TGC”) on behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders to be held at The University Club, One West 54th Street, New York, New York on June 6, 2006, and at any adjournment thereof, for the purpose of submitting to a vote of the stockholders the actions and proposals set forth in this Proxy Statement. The Notice of Meeting, the form of Proxy, and this Proxy Statement are being mailed to the Company’s shareholders on or about May 5, 2006.

Although solicitation (the total expense of which will be borne by the Company) is to be made primarily through the mail, the Company’s officers and/or employees and those of its transfer agent may solicit proxies by telephone, telegram, or personal contact, but in such event no additional compensation will be paid by the Company for such solicitation. Further, brokerage firms, fiduciaries, and others may be requested to forward solicitation material regarding the meeting to beneficial owners of the Company’s Common, and in such event the Company will reimburse them for all accountable costs so incurred.

RECORD DATE AND VOTING SECURITIES

The Board of Directors of the Company has fixed the close of business on April 10, 2006 (the “Record Date”) as the date for determination of shareholders entitled to notice of and to vote at the meeting. As of the Record Date, there were 14,867,609 shares of the Company’s Common Stock outstanding.

The Company’s Restated Articles of Incorporation authorize 25,000,000 shares of Common Stock with a par value of $.01 per share. In voting on all matters expected to come before the meeting, a shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held in his or her name on the Record Date. The Company’s Restated Articles of Incorporation prohibit cumulative voting.

A copy of the Annual Report to shareholders of the Company for its fiscal year ended December 31, 2005, is being mailed with this Proxy Statement to all such shareholders entitled to vote, but does not form any part of the information for solicitation of proxies.

ACTION TO BE TAKEN

AND VOTE REQUIRED

Action will be taken at the meeting to (1) elect six (6) members to the Board of Directors, (2) approve the Company’s 2006 Stock Awards Plan, (3) ratify the selection of Lane Gorman Trubitt, L.L.P. as independent auditors, and (4) transact such other business as may properly come before the meeting and any adjournment thereof. The proxy will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no directions are specified will be voted for the election of directors named herein, and otherwise in accordance with the judgment of the persons designated as proxies. Any person executing the enclosed proxy may nevertheless revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Company either a written instrument expressly revoking it or a duly executed proxy bearing a later date. Furthermore, such person may nevertheless elect to attend the meeting and vote in person, in which event, the proxy will be suspended. The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock will constitute approval of all matters expected to come before the meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Six (6) directors are to be elected at the Annual Meeting of Shareholders to comprise the entire membership of the Company’s Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees shown below for a term of one year and until their successors are duly elected and have qualified. The Company’s Board of Directors is currently comprised of six (6) members. The nominees for election were recommended to the Board of Directors by a majority of the independent directors of the Board.

Although it is not contemplated that any nominee will be unable to serve as a director, in such event the proxies will be voted by the holders thereof for such other person as may be designated by the current Board of Directors. The management of the Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office, and to the knowledge of Management, the nominees intend to serve the entire term for which election is sought. There are no family relationships by blood, marriage, or adoption between any director or executive officer. Up to two vacancies may be filled by the Board of Directors under Texas law during the time between any two successive annual shareholder meetings if suitable persons are designated. Mr. Wayne A. Whitener, the Company’s President and Chief Executive Officer, is the only executive officer of the Company who is a nominee as set forth below. The information set forth below with respect to each of the nominees has been furnished by each respective nominee.

Name, Age, and
Business Experience	Positions with Company

Allen T. McInnes, 68	None

Chairman of the Board from July 1993 to March 2004; Secretary from November 1997 to March 2004; Chief Executive Officer of the Company from August 1993 to March 1996; Executive Vice-President and Director of Tenneco, Inc. 1960-1992; President and CEO of Tetra Technologies, Inc. from April 1996 to September 2001; Director of Tetra Technologies, from 1996 to present; Dean, Rawls College of Business, Texas Tech University from August, 2001 to present; Director of Alamosa PCS, a wireless communication company (an affiliate of Sprint) from February 2003 to February 2006.

Wayne A. Whitener, 54	CEO and President

Director of the Company; Chief Executive Officer of the Company since January 1999; Chief Operating Officer of the Company from July 1986 to December 1998; President of the Geophysical Division since 1984; served as Vice President of TGC from 1983 to 1984.

William J. Barrett, 66	None

Director of the Company; Secretary of the Company from 1986 to November 1997; President of Barrett-Gardner Associates, Inc., an investment banking firm since November 2002, and from 1978 to 2002, Senior Vice President of Janney Montgomery Scott LLC, investment bankers; also serves as a Director and Executive Vice President of Supreme Industries, Inc., a manufacturer of specialized truck bodies and shuttle buses, since 1979; Chairman of the Board of Rumson-Fair Haven Bank and Trust, a New Jersey state independent, commercial bank and trust company.

Name, Age, and
Business Experience	Positions with Company

Herbert M. Gardner, 66	None

Director of the Company; Executive Vice President of Barrett-Gardner Associates, Inc., an investment banking firm since November, 2002, and previously Senior Vice President of Janney Montgomery Scott LLC, investment bankers from 1978 to 2002; Chairman of the Board of Supreme Industries, Inc., a manufacturer of specialized truck bodies and shuttle buses, since 1979; also a Director of: Nu-Horizons Electronics Corp., an electronics component distributor; Co-Active Marketing Group, Inc., a marketing and sales promotion company; and Rumson-Fair Haven Bank and Trust Company, a New Jersey state independent, commercial bank and trust company.

Edward L. Flynn, 71	None
Director of the Company; Owner of Flynn Meyer Company, a management company for the restaurant industry, since 1976; Director and Treasurer, Citri-Lite Co., a soft drink company.

William C. Hurtt, Jr., 61	None

Director of Supreme Industries, Inc., a manufacturer of specialized truck bodies and shuttle buses, since April 2006; Managing Partner of Canterbury Partners, a family investment partnership; Managing Partner of Oakwood Partners, LLP, a real estate partnership; Manager of Blue Lake Properties, LLC, Tuscaloosa, AL, from November 1998 to January 2006.

The Company’s Board of Directors recommends that you vote FOR Proposal No. 1.

PROPOSAL NO. 2

APPROVAL OF 2006 STOCK AWARDS PLAN

Upon recommendation of the Company’s Stock Option Committee, the Board of Directors of the Company has adopted, subject to shareholder approval, the TGC Industries, Inc. 2006 Stock Awards Plan (hereinafter called the “2006 Plan”). The 2006 Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward, and retain the services of key employees, key consultants, and outside directors. The 2006 Plan provides for the granting of stock options, common stock, and restricted stock. The 2006 Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of key employees, key consultants, and outside directors to a changing business environment (after giving due consideration to competitive conditions and the impact of federal tax laws). The following is a brief description of the 2006 Plan. A copy of the 2006 Plan is attached as Exhibit A to this proxy statement, and the following description is qualified in its entirety by reference to the 2006 Plan.

As of April 10, 2006, 300,000 common shares were authorized for issuance under the Company’s 1999 Stock Option Plan (the “1999 Plan”), of which 298,859 have been issued or are issuable upon the exercise of outstanding stock options, leaving 1,141 shares currently available for future issuance under the 1999 Plan. If the 2006 Plan is approved, the number of common shares authorized for issuance under the 2006 Plan will be 1,000,000 shares, which will cause the total aggregate number of common shares under the Company’s plans to increase to 1,300,000 common shares.

It is the judgment of the Board of Directors of the Company that the 2006 Plan is in the best interest of the Company and its shareholders.

Description of the 2006 Plan

Effective Date and Expiration

The 2006 Plan became effective on March 30, 2006, subject to and conditioned upon shareholder approval of the 2006 Plan, and will terminate on March 29, 2016. No award may be made under the 2006 Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization

Subject to certain adjustments, the number of the Company’s common shares that may be issued pursuant to awards under the 2006 Plan is 1,000,000 shares. Shares are counted only to the extent they are actually issued. If shares are issued and reacquired by the Company, such shares are available for issuance under the 2006 Plan. Shares tendered in payment of the purchase price of an award, to satisfy tax withholding obligations, or shares covered by an award that is settled in cash, are available for awards under the 2006 Plan.

A maximum of 80,000 shares may be granted in any one year in the form of any award to any one participant, of which a maximum of (i) 50,000 shares may be granted to a participant in the form of stock options and (ii) 30,000 shares may be granted to a participant in the form of restricted stock.

Administration

The 2006 Plan will be administered by a committee of the Board of Directors (the “Committee”). Currently, the Committee is comprised of three directors. The Committee may delegate its duties to a subcommittee as provided in the 2006 Plan. The Committee will determine the persons to whom awards are to be made, determine the type, size, and terms of awards, interpret the 2006 Plan, establish and revise rules and regulations relating to the 2006 Plan, and make any other determinations that it believes necessary for the administration of the 2006 Plan.

Eligibility

Employees (including any employee who is also a director or an officer) and outside directors of the Company or its subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to the successful performance of the Company are eligible to participate in the 2006 Plan. As of April 10, 2006, the Company had 75 employees and 5 outside directors who would be eligible under the 2006 Plan.

Stock Options

The Committee may grant either incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or non-qualified stock options. Recipients of stock options may pay the option exercise price in: (i) cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to the Company common shares already owned by the participant having a fair market value equal to the aggregate option exercise price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the common shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price; and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock options will be exercisable as set forth in the option agreements pursuant to which they are issued, but in no event will stock options be exercisable after the expiration of ten (10) years from the date of grant. Options are not transferable other than by will or the laws of descent and distribution, except that the Committee may permit further transferability of a non-qualified stock option and, unless otherwise provided in the option agreement, a non-qualified stock option may be transferred to: one or more members of the immediate family of the participant; a trust for the benefit of one or more members of the immediate family of the participant; a partnership, the sole partners of which are the participant, members of the immediate family of the participant, and one or more family trusts; or a foundation in which the participant controls the management of the assets.

Restricted Stock and Common Stock

Restricted stock consists of shares that are transferred or sold by the Company to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. Common Stock consists of shares that are transferred or sold by the Company to a participant without restriction and not subject to a substantial risk of forfeiture. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock and/or common stock will be made, the number of shares to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, and grants can be made subject to the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

Performance Goals

Awards of restricted stock or common stock under the 2006 Plan may be made subject to the attainment of performance goals within the meaning of Section 162(m) of the Code that consist of one or more or any combination of the following criteria: sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or shareholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to shareholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude: (i) extraordinary, unusual, and/or non-recurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s Annual Report on Form 10-KSB. However, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

Adjustments Upon Changes in Capitalization

The number of common shares subject to an award may be adjusted by the Committee, in the manner it deems equitable, in the event that the Committee determines that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, split-off, combination, subdivision, repurchase, or exchange of the common shares or other securities, issuance of warrants, or other rights to purchase common shares, or other similar corporate transaction or event affects the common shares such that the Committee determines that an adjustment is appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the 2006 Plan.

Amendment or Discontinuance of the 2006 Plan

The Board of Directors of the Company may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2006 Plan; provided, however, that: (i) no amendment that requires shareholder approval in order for the 2006 Plan and any awards under the 2006 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code or any applicable requirements of any securities exchange or inter-dealer quotation system on which the Company’s stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of the Company’s shareholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board of Directors of the

Company regarding amendment or discontinuance of the 2006 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding award under the 2006 Plan without the consent of the affected participant.

Plan Benefits

Future benefits under the 2006 Plan are not currently determinable.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2006 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder (the “Treasury Regulations”), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

New Law Affecting Deferred Compensation

In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain stock options and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options

A participant will not recognize income at the time an incentive option is granted. When a participant exercises an incentive option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the common shares with respect to which the participant’s incentive options are exercisable for the first time during any year exceeds $100,000, the incentive options for the common shares over $100,000 will be treated as nonqualified options, and not incentive options, for federal tax purposes, and the participant will recognize income as if the incentive options were nonqualified options.

In addition to the foregoing, if the fair market value of the common shares received upon exercise of an incentive option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any common shares acquired by exercise of an incentive option will depend upon whether the participant disposes of his or her shares prior to two years after the date the incentive option was granted or one year after the common shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of common shares acquired by exercise of an incentive option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-

term or long-term capital gain, depending upon how long the participant has held the common shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of common shares acquired by exercise of an incentive option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the common shares is greater than the fair market value of the common shares on the exercise date, then the difference between the incentive option’s exercise price and the fair market value of the common shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the common shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the common shares will be treated as capital gain. However, if the price received for common shares acquired by exercise of an incentive option is less than the fair market value of the common shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the common shares.

Non-qualified Stock Options

A participant generally will not recognize income at the time a non-qualified option is granted. When a participant exercises a non-qualified option, the difference between the option price and any higher market value of the common shares on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for common shares acquired under a non-qualified option will be equal to the option price paid for such common shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of common shares acquired by exercise of a non-qualified option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special rule if option price is paid for in common shares

If a participant pays the exercise price of a non-qualified option with previously-owned shares of our common shares and the transaction is not a disqualifying disposition of common shares previously acquired under an incentive option, the common shares received equal to the number of common shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these common shares received will be equal to the participant’s tax basis and holding period for the common shares surrendered. The common shares received in excess of the number of common shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these common shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired common shares to pay the exercise price of a non-qualified option constitutes a disqualifying disposition of common shares previously acquired under an incentive option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the common shares surrendered, determined at the time such common shares were originally acquired on exercise of the incentive option, over the aggregate option price paid for such common shares. As discussed above, a disqualifying disposition of common shares previously acquired under an incentive option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the common shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock and Common Stock

A participant who receives Restricted Stock or shares of common stock generally will recognize as ordinary income the excess, if any, of the fair market value of the Common Stock or common shares granted as Restricted Stock at such time as the common shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such common shares. However, a participant who receives Restricted Stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the common shares to recognize ordinary income on the date of transfer of the common shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such common shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to common shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income.

Federal Tax Withholding

Any ordinary income realized by a participant upon the exercise of an award under the 2006 Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”).

To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for common shares, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the common shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.

Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the common shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.

Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements. However, pursuant to IRS Notice 2005-94, the IRS has suspended these withholding and reporting requirements until further IRS guidance is issued.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters

The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company does not anticipate that the total compensation paid to any individual employee of the Company, including stock options and restricted stock, will be more than $1,000,000 in any taxable year.

If an individual’s rights under the plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in: (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by the Company of a compensation deduction.

The Company’s Board of Directors recommends you vote FOR Proposal No. 2.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following tabulation sets forth the names of those persons who are known to Management to be the beneficial owner(s) as of April 10, 2006, of more than five percent (5%) of the Company’s Common Stock. Such tabulation also sets forth the number of shares of the Company’s Common Stock beneficially owned as of April 10, 2006, by all of the Company’s directors and executive officers (naming them), and all directors and officers of the Company as a group (without naming them). Persons having direct beneficial ownership of the Company’s Common Stock possess the sole voting and dispositive power in regard to such stock. As of April 10, 2006, there were 14,867,609 shares of Common Stock outstanding.

The following tabulation also includes Common Stock covered by (i) options granted under the Company’s 1999 Stock Option Plan, which options are collectively referred to as “Stock Options,” and (ii) stock purchase warrants, which warrants are collectively referred to as “Stock Purchase Warrants”. The Stock Options and Stock Purchase Warrants have no voting or dividend rights.

		Amount & Nature		Approximate
Name & Address		of Beneficial		% of
of Beneficial Owner	Title of Class	Ownership		Class(1)
Wayne A. Whitener
TGC Industries, Inc.
1304 Summit Ave., Ste 2
Plano, Texas 75074	Common	55,185	(2)	*

William J. Barrett
19 Point Milou
St. Barthelemy, FWI	Common	1,570,305	(2)(4)	10.56%

Herbert M. Gardner
636 River Road
Fair Haven, NJ 07704	Common	648,464	(2)(3)	4.36%

Allen T. McInnes
5529 50th Street
Lubbock, TX 79414	Common	794,533	(2)	5.34%

Edward L. Flynn
75-11 Myrtle Avenue
Glendale, New York 11385	Common	1,145,505	(2)(5)	7.70%

William C. Hurtt, Jr.
188 East Bergen Place, Ste 205
Red Bank, NJ 07701	Common	774,700	(2)(6)	5.21%

		Amount & Nature		Approximate
Name & Address		of Beneficial		% of
of Beneficial Owner	Title of Class	Ownership		Class(1)
Kenneth W. Uselton
TGC Industries, Inc.
1304 Summit, Ste 2
Plano, TX 75074	Common	14,891	(2)	*

Daniel G. Winn
TGC Industries, Inc.
1304 Summit Ave. Ste 2
Plano, TX 75074	Common	17,100	(2)	*

Rice Hall James LLC
600 West Broadway
Suite 1000
San Diego, CA 92101	Common	780,423		5.25%

All directors and officers as a group of eight (8) persons	Common	5,021,313	(2)(3)(4)(5)(6)	33.65%

* Less than 1%

(1) The percentage calculations have been made in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934. In making these calculations, shares of Common Stock beneficially owned by a person as a result of the ownership of certain options and warrants were deemed to be currently outstanding solely with respect to the holders of such options and warrants.

(2) Includes the number of shares of Common Stock set forth opposite the person’s name in the following table, which shares are beneficially owned as a result of the ownership of Stock Options and Stock Purchase Warrants.

	Stock Options	Warrants

Wayne A. Whitener	16,667	-0-
William J. Barrett	698	5,200	(4)
Herbert M. Gardner	698	1,733	(3)
Allen T. McInnes	698	5,200
Edward L. Flynn	698	5,200
William C. Hurtt, Jr.	-0-	5,200
Kenneth W. Uselton	5,667	-0-
Daniel G. Winn	7,000	-0-

All directors and officers as a group	32,126	22,533

The number of shares set forth above for each of Messrs. Barrett, Flynn, McInnes and Hurtt includes 5,200 shares each issuable upon exercise (at $1.00 per whole share) of warrants issued in 2004. In addition, the number of shares set forth above for Mr. Gardner includes 1,733 shares issuable upon exercise (at $1.00 per whole share) of warrants issued in 2004.

(3) Includes 82,261 shares of Common Stock owned by Herbert M. Gardner’s wife. In addition, includes 1,733 shares issuable upon exercise (at $1.00 per whole share) of warrants issued in 2004 owned by Mr. Gardner’s wife. Mr. Gardner has disclaimed beneficial ownership of these shares.

(4) Includes 128,731 shares of Common Stock owned by William J. Barrett’s wife. In addition, includes 5,200 shares issuable upon exercise (at $1.00 per whole share) of warrants issued in 2004 owned by Mr. Barrett’s wife. Mr. Barrett has disclaimed beneficial ownership of these shares.

(5) Includes 211,316 shares of Common Stock owned by Edward L. Flynn’s wife. Mr. Flynn has disclaimed beneficial ownership of these shares.

(6) Includes 10,800 shares of Common Stock owned by William C. Hurtt’s wife. Mr. Hurtt has disclaimed beneficial ownership of these shares.

Depositories such as The Depository Trust Company (Cede & Company) as of April 10, 2006 held, in the aggregate, more than five percent (5%) of the Company’s then outstanding Common Stock voting shares. The Company understands that such depositories hold such shares for the benefit of various participating brokers, banks, and other institutions which are entitled to vote such shares according to the instructions of the beneficial owners thereof. The Company has no reason to believe that any of such beneficial owners hold more than five percent (5%) of the Company’s outstanding voting securities.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS;

INDEPENDENT DIRECTORS

The Board of Directors has an Executive Committee comprised of Messrs. McInnes, Barrett, and Gardner, an Audit Committee comprised of Messrs. McInnes, Gardner, and Hurtt, and a Stock Option Committee comprised of Messrs. McInnes, Barrett, and Gardner.

The Executive Committee is charged by the Company’s bylaws with the responsibility of exercising such authority of the Board of Directors as is specifically delegated to it by the Board, subject to certain limitations contained in the bylaws.

The Audit Committee which was formed in December, 1997, conducted ten (10) meetings in 2005. The purpose and functions of the Audit Committee are to appoint or terminate the independent auditors; evaluate and determine compensation of the independent auditors; review the scope of the audit proposed by the independent auditors; review year-end financial statements prior to issuance; consult with the independent auditors on matters relating to internal financial controls and procedures; and make appropriate reports and recommendations to the Board of Directors.

The Stock Option Committee had one meeting during the year. The Committee is responsible for awarding Stock Options to key employees or individuals who provide substantial advice or other assistance to the Company so that they will apply their best efforts for the benefit of the Company.

The Board of Directors does not have nominating or compensation committees.

During the fiscal year ended December 31, 2005, the Board of Directors held seven (7) special meetings in addition to its regular meeting. All of the Directors listed herein attended 75% or more of the total meetings of the Board and of the committees on which they serve.

The Board of Directors has determined that the following three directors have no material relationship with the Company that would interfere with the exercise of independent judgment and are therefore independent directors of the Company: Allen T. McInnes, Herbert M. Gardner, and William C. Hurtt, Jr.

REPORT OF THE AUDIT COMMITTEE

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent auditors and management to review accounting, auditing, internal controls, and financial reporting matters. A copy of the Audit Committee Charter is attached as Appendix A. The members of the Audit Committee are independent as defined in
Section 121(A) of the American Stock Exchange listing standards (which is the national securities exchange definition of “independent” the Audit Committee has chosen to use as required under Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934). All members of the Audit Committee are financially literate and are able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. The Board of Directors has determined that Mr. McInnes qualifies as an “Audit Committee Financial Expert” as defined in Section 229.401(h) of the 1934 Act, and his experience and background are described above under the heading “Election of Directors.” The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including senior financial management, and its independent auditors. The Audit Committee has the authority and available funding to engage any independent legal counsel and any accounting or other expert advisors as necessary to carry out its duties.

We have reviewed and discussed with senior management the Company’s audited financial statements included in the 2005 Annual Report to Shareholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management, and (ii) have been prepared in conformity with accounting principles generally accepted in the United States of America.

We have discussed with Lane Gorman Trubitt, L.L.P., the Company’s independent accountants, the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, “Communications with Audit Committees.” SAS No. 61 requires the Company’s independent accountants to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

We have received from Lane Gorman Trubitt, L.L.P. a letter providing the disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, with respect to any relationships between Lane Gorman Trubitt, L.L.P. and the Company that in their professional judgment may reasonably be thought to bear on their independence. Lane Gorman Trubitt, L.L.P. has discussed its independence with us and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the review and discussions described above with respect to the Company’s audited financial statements included in the Company’s 2005 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. That is the responsibility of management and the Company’s independent accountants. In giving our recommendation to the Board of Directors, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company’s independent accountants with respect to such financial statements.

The Audit Committee:
Allen T. McInnes, Chairman
Herbert M. Gardner
William C. Hurtt, Jr.

Audit and Non-Audit Fees

The following table presents the aggregate fees billed by the Company’s current independent accountants Lane Gorman Trubitt, L.L.P. and its former independent accountants, Grant Thornton LLP, for professional services rendered for the audits of our annual financial statements and audit-related fees, tax fees, and all other fees for the fiscal years ended December 31, 2005 and 2004, as compiled on an invoice-date basis:

	2005	2004

Audit fees (1)	$43,155	$34,425
Audit-related fees (2)	39,007	14,089
Tax fees (3)	36,982	6,942
All other fees	—	—
Total fees	$119,144	$55,456

(1)               Audit fees for professional services rendered in connection with the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2005 and 2004, and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for each of those years.

(2)               Audit-Related Fees in 2005 were in connection with the filing by the Company of a Form SB-2. Audit-related fees in 2004 were in connection with the filing by the Company of an S-8 and a Form SB-2.

(3)               Tax Fees consist of fees for professional services rendered to the Company for tax compliance.

The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company’s independent accountants during the Company’s most recent fiscal year were compatible with maintaining the independence of such accountants.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s Officers and Directors, including the Company’s principal executive officer and principal financial and accounting officer. A copy of the Code may be obtained without charge by written request to the Company as follows:  TGC Industries, Inc., 1304 Summit Avenue, Suite 2, Plano, Texas 75074, Attn:  Kenneth W. Uselton, Secretary.

EXECUTIVE COMPENSATION

The table below sets forth on an accrual basis all cash and cash equivalent remuneration paid by the Company during the year ended December 31, 2005, to the Company’s chief executive officer and any other executives whose salary and bonus exceeded $100,000.

Summary Compensation Table

Name and Principal	Annual Compensation			Options/		All Other
Position	Year	Salary	Bonus	Stock	SAR’s	Compensation (2)

Wayne A. Whitener(1)	2005	$151,923	$175,000	-0-	-0-	$8,963
President	2004	$125,000	$50,000	-0-	-0-	$7,230
& CEO	2003	$125,000	$15,000	-0-	-0-	$7,039

Name and Principal	Annual Compensation			Options/		All Other
Position	Year	Salary	Bonus	Stock	SAR’s	Compensation (2)

Daniel G. Winn	2005	$100,688	$25,000	-0-	-0-	$8,130
Vice President	2004	$83,755	$15,000	-0-	-0-	$3,038
	2003	$76,678	$1,500	-0-	-0-	$1,777

(1)  Effective August 1, 2005, the Company entered into an employment agreement with Mr. Whitener through July 31, 2007. The terms of the employment agreement provide for an annual base salary of $175,000 per year and a discretionary bonus up to the annual base salary. Upon termination of Mr. Whitener by the Company other than for cause, which includes for a change in control, Mr. Whitener would receive the remaining portion of his salary through July 31, 2007, plus the maximum bonus. If Mr. Whitener is terminated by the Company for cause or if he terminates his employment for any reason, Mr. Whitener will not receive any future payments under the agreement other than any amounts accrued to him as of the date of termination. In addition, the agreement contains a confidentiality provision that is effective during and after his employment with the Company and a non-competition provision that is effective for one year after the termination of Mr. Whitener’s employment for any reason, other than for a change of control of the company.

(2)  Includes (in addition to certain fringe benefits) the Company’s matching contribution to its Section 401-(k) Retirement Plan.

Directors Compensation

At the Board of Directors regular meeting held on June 7, 2005, the Board approved the payment of $6,000 annually to its outside directors. In addition, the Board approved a sliding scale of director compensation for telephone meetings with each Director to receive $500 for a meeting of one-half hour or less and $1,000 for a meeting of more than one-half hour in length. Also the Board approved fees for committee meetings of $750 for each member of the committee and $1,000 for the Chairman of the committee.

401(k) Plan

In 1987, the Company implemented a 401(k) salary deferral plan (the “Plan”) which covers all employees who have reached the age of 20-1/2 years and have been employed by the Company for at least one year. The covered employees may elect to have an amount deducted from their wages for investment in a retirement plan. The Company has the option, at its discretion, to make contributions to the Plan. Since the implementation of the Plan, and through 1998, the Company has used different combinations of matching contributions. As of January 1, 1999, the Company determined to make a contribution to the Plan equal to 50% of each participant’s salary reduction contributions to the Plan up to 6% of the participant’s compensation. The total amount of the Company’s contribution during 2005 for the two (2) executive officers of the Company was as follows:  Wayne A. Whitener - $3,149 and Daniel G. Winn - $3,883.

Options/SAR Grants in Last Fiscal Year

During the year ended December 31, 2005, Mr. Whitener, the Company’s President and CEO, was granted an option to purchase 50,000 shares of Common Stock; Mr. Winn the Company’s Vice President was granted an option to purchase 5,000 shares of Common Stock; and Mr. Uselton, the Company’s Secretary and Treasurer was granted an option to purchase 5,000 shares of Common Stock; all of which were granted at an exercise price of $5.33 per share and expire on June 7, 2010. There were no stock appreciation rights granted to any of the executive officers of the Company.

Aggregate Options/SAR Exercises in Last Fiscal Year

and Fiscal Year-End Options/SAR Values

The following table sets forth certain information regarding the year-end value of Options held by the Company’s executive officers during the fiscal year ended December 31, 2005. There are no stock appreciation rights outstanding.

Aggregated Options Exercised

and FY-End Options Values

				Value of
			Number of	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
	Shares		FY-End (#)	FY-End
Name and	Acquired on	Value	Exercisable/	Exercisable/
Principal Position	Exercise#(1)	Realized($)(2)	Unexercisable	Unexercisable(2)

Wayne A. Whitener	66,667	$390,002	-0-/	$-0-
President & CEO			83,334	$273,504

Daniel G. Winn	10,000	$58,000	2,667/	$16,002
Vice President			10,333	$39,348

Kenneth W. Uselton	-0-	$-0-	2,000/	$12,000
Secretary & Treasurer			9,000	$19,350

(1)  The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

(2)  The range of grant prices of the options in this table is $.80-$5.33. The closing price of a share of the Company’s stock on December 30, 2005, was $6.80.

TRANSACTIONS WITH MANAGEMENT

During a period beginning in 1999 and ending in 2003, the Company did not have adequate financial strength to enable it to obtain from independent sources financing needed to enable the Company to sustain operations. With no other financial sources available, on several different occasions during this period of time certain of the Company’s directors both made direct loans to the Company and agreed to provide the Company with needed lines of credit. In connection with these loans and lines of credit, the Company issued stock purchase warrants. When the Company completed in October 2005 a public offering of common stock, the Company used a portion of the proceeds received to purchase from these directors all of their stock purchase warrants which they had acquired for providing such financial accommodations. Financial advisors to the Company had suggested that this would simplify the Company’s capitalization thereby allowing investors to better understand the Company’s earnings per share calculations. The purchase price of these warrants was equal to the public offering price of the Company’s common stock less the total of the exercise price of each warrant and each warrant’s proportionate share of the underwriting discounts and commissions (such proportionate share being based on the “in the money” value of each warrant).

STOCK OPTION PLANS

1999 Stock Option Plan

On December 14, 1999, the Company’s Board of Directors approved and adopted the Company’s 1999 Stock Option Plan (the “1999 Plan”). At the 2000 Annual Meeting, the Company’s shareholders approved the 1999 Plan. The following paragraphs summarize certain provisions of the 1999 Plan and are qualified in their entirety by reference thereto.

The 1999 Plan provides for the granting of options (collectively, the “1999 Options”) to purchase shares of the Company’s Common Stock to certain key employees of the Company and/or its affiliates, and certain individuals who are not employees of the Company or its affiliates but who from time to time provide substantial advice or other assistance or services to the Company and/or its affiliates. The 1999 Plan authorizes the granting of options to acquire up to 300,000 shares of Common Stock, subject to certain adjustments described below, to be outstanding at any time. Subject to such limitations, there is no limit on the absolute number of awards that may be granted during the life of the 1999 Plan. At the present time, there are approximately 30 employees of the Company, including officers and directors of the Company, who, in management’s opinion, would be considered eligible to receive grants under the 1999 Plan, although fewer employees may actually receive grants. During 2000, 169,000 options were granted under the Company’s 1999 Plan to directors, officers and employees of the Company. During 2001, 2002 and 2003, no stock options were granted under the Company’s 1999 Stock Option Plan. During 2004, 100,000 options were granted under the Company’s 1999 Stock Option Plan. During 2005, 65,859 options were granted under the Company’s 1999 Stock Option Plan. Granted stock options under the 1999 Stock Option Plan covering 144,528 shares were outstanding at December 31, 2005.

Authority to administer the 1999 Plan has been delegated to a committee (the “Committee”) of the Board of Directors. Except as expressly provided by the 1999 Plan, the Committee has the authority, in its discretion, to award 1999 Options and to determine the terms and conditions (which need not be identical) of such 1999 Options, including the persons to whom, and the time or times at which, 1999 Options will be awarded, the number of 1999 Options to be awarded to each such person, the exercise price of any such 1999 Options, and the form, terms and provisions of any agreement pursuant to which such 1999 Options will be awarded. The 1999 Plan also provides that the Committee may be authorized by the Board of Directors to make cash awards as specified by the Board of Directors to the holder of a 1999 Option in connection with the exercise thereof. Subject to the limitation set forth below, the exercise price of the shares of stock covered by each 1999 Option will be determined by the Committee on the date of the award.

Unless a Holder’s option agreement provides otherwise, the following provisions will apply to exercises by the Holder of his or her option: No options may be exercised during the first twelve months following grant. During the second year following the date of grant, options covering up to one-third of the shares covered thereby may be exercised, and during the third year options covering up to two-thirds of such shares may be exercised. Thereafter, and until the options expire, the optionee may exercise options covering all of the shares. Persons over sixty-five on the date of grant may exercise options covering up to one-half of the shares during the first year and thereafter may exercise all optioned shares. Subject to the limitations just described, options may be exercised as to all or any part of the shares covered thereby on one or more occasions, but, as a general rule, options cannot be exercised as to less than one hundred shares at any one time.

The exercise price of the shares of stock covered by each incentive stock option (“ISO”), within the meaning of Sec. 422 of the Internal Revenue Code of 1986, as amended (the “Code”), will not be less than the fair market value of stock on the date of award of such ISO, except that an ISO may not be awarded to any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price is at least one hundred ten percent (110%) of the fair market value of the stock at the time the ISO is awarded, and the ISO is not exercisable after the expiration of five years from the date it is awarded.

The exercise price of the shares of Common Stock covered by each 1999 Option that is not an ISO, Nonstatutory Stock Option (“NSO”), will not be less than fifty percent (50%) of the fair market value of the stock on the date of award.

Payment for Common Stock issued upon the exercise of a 1999 Option may be made in cash or, with the consent of the Committee, in whole shares of Common Stock owned by the holder of the 1999 Option for at least six months prior to the date of exercise or, with the consent of the Committee, partly in cash and partly in such shares of Common Stock. If payment is made, in whole or in part, with previously owned shares of Common Stock, the Committee may issue to such holder a new 1999 Option for a number of shares equal to the number of shares delivered by such holder to pay the exercise price of the previous 1999 Option having an exercise price equal to not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of such exercise. A 1999 Option so issued will not be exercisable until the later of the date specified in an individual option agreement or six months after the date of grant.

In addition, the 1999 Plan provides two methods for the cashless exercise of options. Under the Sale Method, with the consent of the Committee, payment in full of the exercise price of the option may be made through the Company’s receipt of a copy of instructions to a broker directing such broker to sell the stock for which the option is being exercised, to remit to the Company an amount equal to the aggregate exercise price of such option, with balance being remitted to the holder. Under the Net Method, with consent of the Committee, payment in full of the exercise price of the option may be made based on written instructions received from the holder, by Company’s issuance to the holder of that number of shares of stock having a fair market value equal to only the “profit portion” of his, her, or its option (i.e. the excess of the then fair market value of the stock over the holder’s exercise price).

The duration of each 1999 Option will be for such period as the Committee determines at the time of award, but not for more than ten years from the date of the award in the case of an ISO, and in either case may be exercised in whole or in part at any time or only after a period of time or in installments, as determined by the Committee at the time of award, except that after the date of award, the Committee may accelerate the time or times at which a 1999 Option may be exercised.

In the event of any change in the number of outstanding shares of Common Stock effected without receipt of consideration therefor by the Company, by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving corporation, the aggregate number and class of reserved shares, the number and the class of shares subject to each outstanding 1999 Option, and the exercise price of each outstanding 1999 Option shall be automatically adjusted accurately and equitably to reflect the effect thereon of such change. Unless a holder’s option agreement provides otherwise, a dissolution or liquidation of the Company, certain mergers or consolidations in which the Company is not the surviving corporation, or certain transactions in which another corporation becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, shall cause such holder’s 1999 Options then outstanding to terminate, but such holder shall have the right, immediately prior to such transaction, to exercise such 1999 Options without regard to the determination as to the periods and installments of exercisability made pursuant to such holder’s option agreement if (and only if) such options have not at that time expired or been terminated.

The 1999 Plan will terminate on December 14, 2009, or on such earlier date as the Board of Directors may determine. Any stock options outstanding at the termination date will remain outstanding until they have been exercised, terminated, or have expired.

The 1999 Plan may be terminated, modified, or amended by the Board of Directors at any time without further shareholder approval, except that shareholder approval is required for any amendment that: (a) changes the number of shares of Common Stock subject to the 1999 Plan, (b) changes the designation of the class of employees eligible to receive 1999 Options, (c) decreases the price at which ISOs may be granted, (d) removes the administration of the 1999 Plan from the Committee, or (e) without the consent of the affected holder, causes the ISOs granted under the 1999 Plan and outstanding at such time that satisfied the requirements of Sec. 422 of the Code to no longer satisfy such requirements.

2006 Stock Option Plan

The 2006 Stock Option Plan, which was approved and adopted by the Company’s Board of Directors on March 30, 2006, subject to shareholder approval, is summarized under “Action to be Taken and Vote Required” – Approval of 2006 Stock Option Plan” above.

PROPOSAL NO. 3

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Lane Gorman Trubitt, L.L.P. to serve as auditors of the Company. It is not expected that a representative of Lane Gorman Trubitt, L.L.P. will be present at the shareholders’ meeting. Proposal No. 3 is for the ratification of the selection of Lane Gorman Trubitt, L.L.P. as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2006.

The Company’s Board of Directors recommends that you vote FOR Proposal No. 3.

OTHER MATTERS

The Company’s management knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS

A shareholder proposal intended to be presented at the Company’s annual meeting of Shareholders in 2007 must be received by the Company at its principal executive offices in Plano, Texas on or before December 1, 2006 in order to be included in the Company’s proxy statement and form of proxy relating to that meeting.

FINANCIAL STATEMENTS

Financial statements of the Company are contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2005 enclosed herewith.

By Order of the Board of Directors

/s/ Kenneth W. Uselton

Plano, Texas

May 5, 2006

EXHIBIT A

2006 STOCK AWARDS PLAN

OF

TGC INDUSTRIES, INC.

TABLE OF CONTENTS

ARTICLE 1 PURPOSE

ARTICLE 2 DEFINITIONS
2.1	Award
2.2	Award Agreement
2.3	Award Period
2.4	Board
2.5	Change in Control
2.6	Code
2.7	Committee
2.8	Common Stock
2.9	Company
2.10	Consultant
2.11	Corporation
2.12	Date of Grant
2.13	Employee
2.14	Fair Market Value
2.15	Incentive Stock Option
2.16	Nonqualified Stock Option
2.17	Option Price
2.18	Outside Director
2.19	Participant
2.20	Plan
2.21	Performance Goal
2.22	Reload Stock Option
2.23	Reporting Participant
2.24	Restricted Stock
2.25	Retirement
2.26	Stock Option
2.27	Subsidiary
2.28	Termination of Service
2.29	Total and Permanent Disability

ARTICLE 3 ADMINISTRATION
3.1	General Administration; Establishment of Committee
3.2	Designation of Participants and Awards
3.3	Authority of the Committee

ARTICLE 4 ELIGIBILITY

ARTICLE 5 SHARES SUBJECT TO PLAN
5.1	Number Available for Awards
5.2	Reuse of Shares

ARTICLE 6 GRANT OF AWARDS
6.1	In General
6.2	Option Price

i

6.3	Maximum ISO Grants
6.4	Restricted Stock
6.5	Performance Goals

ARTICLE 7 AWARD PERIOD; VESTING
7.1	Award Period
7.2	Vesting

ARTICLE 8 EXERCISE OR CONVERSION OF AWARDS
8.1	In General
8.2	Securities Law and Exchange Restrictions
8.3	Exercise of Stock Option
8.4	Disqualifying Disposition of Incentive Stock Option

ARTICLE 9 AMENDMENT OR DISCONTINUANCE

ARTICLE 10 TERM

ARTICLE 11 CAPITAL ADJUSTMENTS

ARTICLE 12 RECAPITALIZATION, MERGER, AND CONSOLIDATION
12.1	No Effect on Company’s Authority
12.2	Conversion of Awards Where Company Survives
12.3	Exchange or Cancellation of Awards Where Company Does Not Survive
12.4	Cancellation of Awards

ARTICLE 13 LIQUIDATION OR DISSOLUTION

ARTICLE 14 AWARDS IN SUBSTITUTION FOR AWARDS GRANTED BY OTHER ENTITIES

ARTICLE 15 MISCELLANEOUS PROVISIONS
15.1	Investment Intent
15.2	No Right to Continued Employment
15.3	Indemnification of Board and Committee
15.4	Effect of the Plan
15.5	Compliance With Other Laws and Regulations
15.6	Tax Requirements
15.7	Assignability
15.8	Use of Proceeds
15.9	Execution of Receipts and Releases
15.10	Legend

ii

2006 STOCK AWARDS PLAN

OF

TGC INDUSTRIES, INC.

The 2006 Stock Awards Plan (the “Plan”) of TGC Industries, Inc., a Texas corporation (the “Company”), was adopted by the Company’s Board of Directors effective as of March 30, 2006, subject to approval by the Company’s shareholders.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key employees, key consultants and outside directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, nonqualified stock options, common stock and restricted stock, that will

(a)                                  increase the interest of such persons in the Company’s welfare;

(b)                                 furnish an incentive to such persons to continue their services for the Company; and

(c)                                  provide a means through which the Company may attract able persons as Employees, Consultants, and Outside Directors.

With respect to Reporting Participants (see definition contained in Article 2), the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”). To the extent that any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1                               “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Common Stock or Restricted Stock.

2.2                               “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.3                               “Award Period” means the period set forth in the Award Agreement during which one or more Awards may be exercised.

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2.4                               “Board” means the board of directors of the Company.

2.5                               “Change in Control” means any of the following, except as otherwise provided herein:  (i) any consolidation, merger, or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities, or other property, other than a consolidation, merger, or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange, or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 50% or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 50% of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.5, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.6                               “Code” means the Internal Revenue Code of 1986, as amended.

2.7                               “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.8                               “Common Stock” means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.9                               “Company” means TGC Industries, Inc., a Texas corporation, and any successor entity.

2.10                        “Consultant” means any person, who is not an Employee, performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, provided that bona fide services must be rendered by such person, and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

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2.11                        “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.12                        “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of shareholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.13                        “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.14          “Fair Market Value” means, if the Common Stock is traded on one or more established markets or exchanges, the mean of the opening and closing prices of the Common Stock on the primary market or exchange on which the Common Stock is traded, and if the Common Stock is not so traded or the Common Stock does not trade on the relevant date, the value determined in good faith by the Board of Directors using a reasonable valuation method in accordance with the provisions of Section 409A of the Code. For purposes of valuing Incentive Stock Options, the Fair Market Value of the Common Stock shall be determined without regard to any restriction other than one which, by its terms, will never lapse.

2.15          “Incentive Stock Option” means an incentive stock option, within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.16          “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.17          “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.18          “Outside Director” means a director of the Company who is not an Employee.

2.19          “Participant” means an Employee, Consultant, or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

2.20          “Plan” means this 2006 Stock Awards Plan of TGC Industries, Inc., as amended from time to time.

2.21          “Performance Goal” means any of the goals set forth in Section 6.5 hereof.

2.22          “Reload Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 8.3(c) hereof.

2.23          “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

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2.24          “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.25          “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.26          “Stock Option” means a Nonqualified Stock Option, a Reload Stock Option, or an Incentive Stock Option.

2.27          “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above, or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.28          “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Consultant of the Company or a Subsidiary ceases to serve as a Consultant of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Consultant or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.28, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.29          “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.29, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

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ARTICLE 3

ADMINISTRATION

3.1                               General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee (the “Committee”) of the Board as is designated by the Board to administer the Plan. The Committee shall consist of between three and six persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

In the event the Board decides that Awards shall constitute “performance-based compensation” (within the meaning of Section 162(m) of the Code), membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2                               Designation of Participants and Awards. The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

3.3                               Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule, or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

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ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Consultant or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Consultant or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Consultants or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1                               Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 1,000,000 shares, 100% of which may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, no Participant may receive in any calendar year (i) Stock Options relating to more than 50,000 shares of Common Stock, or (ii) Common Stock or Restricted Stock relating to more than 30,000 shares of Common Stock; provided, however, that all such Awards to any Participant during any calendar year shall not exceed an aggregate of more than 80,000 shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company shall at all times reserve and keep available the number of shares of Common Stock that will be sufficient to satisfy the requirements of this Plan.

5.2                               Reuse of Shares. To the extent that any Award under this Plan is forfeited, expires, or is canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired, or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option, or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

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ARTICLE 6

GRANT OF AWARDS

6.1                               In General.

(a)                                  The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Award or Awards being granted, the total number of shares of Common Stock subject to the Award(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s shareholders for approval; however, the Committee may grant Awards under the Plan prior to the time of shareholder approval. Any such Award granted prior to such shareholder approval shall be made subject to such shareholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)                                 If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price (if applicable).

6.2                               Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3                               Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4                               Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award, the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any

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group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan and to the extent a Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)                                  Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan.

(b)                                  Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)                                     Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock. Except for these limitations, the Committee may, in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)                                  Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period has expired without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii)                               The Restriction Period of Restricted Stock shall commence on the Date of Grant, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals as may be determined by the Committee in its sole discretion.

(iv)                              Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be

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obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate without any further obligation on the part of the Company.

6.5                               Performance Goals. Awards of Common Stock or Restricted Stock under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues;  sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity, or shareholders’ equity; market share; inventory levels; inventory turn or shrinkage; or total return to shareholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

ARTICLE 7

AWARD PERIOD; VESTING

7.1                               Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Award may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, a vested Award may be exercised in whole or in part at any time during its term. The Award Period for an Award shall be reduced or terminated upon Termination of Service. No Award granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Award may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant. Notwithstanding the foregoing and unless the applicable Award Agreement provides otherwise, (i) in the event an Outside Director suffers a Termination of Service, such Outside Director shall have a period of ninety (90) days following such Termination of Service to exercise his then unexercised (but vested) Nonqualified Stock Options; and (ii) in the event an Employee or Consultant suffers a Termination of Service, the Committee shall have the full power and authority, but shall not be obligated,

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to extend (either at the time the Award is granted or at any time while the Award remains outstanding) the period of time for which an Award is to remain exercisable following the Employee’s or Consultant’s Termination of Service from the period set forth in the applicable Award Agreement, provided, however, in not event shall the Committee extend such exercise period if such extension would cause the Award to be subject to the requirements of Section 409A of the Code.

7.2                               Vesting. The Committee, in its sole discretion, may determine that an Award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Award may be vested. Notwithstanding the foregoing, (i) upon the effective date of a Change in Control, all Awards shall be immediately vested, in whole; and (ii) upon the Participant’s death or Total and Permanent Disability, the portion of the Participant’s Awards that would have vested had the Participant remained employed through the vesting date immediately following the date of such death or Total and Permanent Disability (or, in the event vesting is based upon the attainment of one or more Performance Goals, the pro-rata portion of the Participant’s Awards that would have vested had the Participant remained employed through the vesting date immediately following the date of such death or Total and Permanent Disability, or such other date as may be determined by the Committee, in its sole discretion), shall be immediately vested.

ARTICLE 8

EXERCISE OR CONVERSION OF AWARDS

8.1                               In General. A vested Award may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement

8.2                               Securities Law and Exchange Restrictions. In no event may an Award be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3                               Exercise of Stock Option.

(a)                                  In General. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)                                  Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways:  (a) cash or check, bank draft, or money order payable to the order of the Company; (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date (“stock-for-

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stock exercise”); (c) with the consent of the Committee, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price (“cashless exercise method”);  and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c)                                  Reload Stock Options. In the event that shares of Common Stock are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 8.3(b) above and/or shares of Common Stock are delivered to or withheld by the Company in satisfaction of the Company’s tax withholding obligations upon exercise in accordance with Section 15.6 hereof, then, subject to Article 10 hereof, then, if and to the extent authorized by the Committee, such Participant may be eligible for the grant of a replacement Nonqualified Stock Option (or if the Participant is exercising an Incentive Stock Option, a replacement Incentive Stock Option) (in either case, a “Reload Stock Option”), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of the Plan regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on its Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions of the Plan regarding Incentive Stock Options), after which period the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option cannot be exercised by the Participant until the later of: (i) the exercise dates specified in the original Stock Option or (ii) six (6) months after the Date of Grant of the Reload Stock Option. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to the Participant and executed by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the option period of the Reload Stock Option, and such other terms and provisions as are consistent with the Plan.

(d)                                  Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee determines in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

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(e)                                  Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Company.

8.4                               Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which shareholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Awards awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections;  shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Award outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Award theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on March 29, 2016, but Awards granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar

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corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the Option Price of each outstanding Award, and (iv) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Section 422 of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER, AND CONSOLIDATION

12.1                        No Effect on Company’s Authority. The existence of this Plan and Awards granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2                        Conversion of Awards Where Company Survives. Subject to any required action by the shareholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company is the surviving or resulting corporation in any merger, consolidation, or share exchange, any Award granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Award would have been entitled.

12.3                        Exchange or Cancellation of Awards Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation, or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting, or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each share of Common Stock held by them, such outstanding Awards to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

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12.4                        Cancellation of Awards. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Awards granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation, or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)                                  giving notice to each holder thereof or his or her personal representative of its intention to cancel those Awards for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Awards, including in the Board’s discretion some or all of the shares as to which such Awards would not otherwise be vested and exercisable; or

(b)                                 in the case of Awards that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Award to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Award. In cases where the shares constitute, or would after exercise constitute, Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Awards shall be made, such as deeming the Awards to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Awards as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges (including but not limited to taxes payable by the Company before such liquidation could be completed).

(c)                                  An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Award, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Award, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such), and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

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ARTICLE 14

AWARDS IN SUBSTITUTION FOR

AWARDS GRANTED BY OTHER ENTITIES

Awards may be granted under the Plan from time to time in substitution for similar instruments held by employees, consultants or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Consultants or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1                        Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Awards granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2                        No Right to Continued Employment. Neither the Plan nor any Award granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3                        Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4                        Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5                        Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be

15

subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

15.6                        Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7                        Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated, or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of a Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options may not be transferred, assigned, pledged, hypothecated, or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children, or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The

16

events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option of any expiration, termination, lapse, or acceleration of such Stock Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option that has been transferred by a Participant under this Section 15.7.

15.8                        Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Awards granted under this Plan shall constitute general funds of the Company.

15.9                        Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of Common Stock to a Participant, or his or her legal representative, heir, legatee, or distributee, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Participant, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, issuance, or transfer, to execute a release and receipt therfor in such form as the Committee may determine, in its sole discretion.

15.10                 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to, and transferable only in accordance with, that certain 2006 Stock Awards Plan of TGC Industries, Inc., a copy of which is on file at the principal office of the Company in Plano, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee, or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer, or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold, or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Plano, Texas.

***************

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of March 30, 2006, by its President and Secretary pursuant to prior action taken by the Board.

TGC INDUSTRIES, INC.

By:
Wayne A. Whitener, President

Attest:

Kenneth W. Uselton, Secretary

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COMMON STOCK PROXY

TGC INDUSTRIES, INC.

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Shareholders, June 6, 2006

The undersigned hereby appoint(s) Kenneth W. Uselton or Wayne A. Whitener, each with full power of substitution, as proxies, to vote all Common Stock in TGC Industries, Inc. which the undersigned would be entitled to vote on all matters which may come before the Annual Meeting of the Shareholders of the Company to be held on June 6, 2006, and any adjournments thereof.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

TGC INDUSTRIES, INC.

June 6, 2006

COMMON STOCK PROXY

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.
Please detach and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. ELECTION OF DIRECTORS OF THE COMPANY					FOR	AGAINST	ABSTAIN
			2.	APPROVAL OF THE 2006 STOCK AWARDS PLAN	☐	☐	☐
NOMINEES
☐	FOR ALL NOMINEES	Wayne A. Whitener	3.	RATIFICATION OF SELECTION OF LANE GORMAN TRUBITT, L.L.P. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	FOR ☐	AGAINST ☐	ABSTAIN ☐
William J. Barrett
☐	WITHHOLD AUTHORITY	Herbert M. Gardner
	FOR ALL NOMINEES	Allen T. McInnes

Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors’ recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting.

Edward L. Flynn
☐		William C. Hurtt, Jr.
FOR ALL EXCEPT
	(See instructions below)		PLEASE COMPLETE, SIGN, DATE AND RETURN THE CARD PROMPTLY.

INSTRUCTIONS:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder		Date:	Signature of Shareholder		Date:
Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  IF signer is a partnership, please sign in partnership name by authorized person.